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                                                                    Exhibit 10.5

                            [BEACON POWER LETTERHEAD]


                                  May 23, 2000


Perseus Capital, L.L.C.                              DQE Enterprises, Inc.
The Army and Navy Club Bldg.                         One Northshore Center
1627 I Street, N.W.                                  12 Federal Street
Suite 610                                            Suite 100
Washington, D.C. 20006                               Pittsburgh, PA 15212
Attn:  Philip Deutch                                 Attn:  Eric Stoltz

Micro-Generation Technology Fund, L.L.C.
c/o Arete Corporation
P.O. Box 1299
Center Harbor, NH
Attn:  Robert Shaw

         Re: SHARE ADJUSTMENT AND NON-APPLICATION OF PUT RIGHT
             TO CLASS F SECURITIES

To Class D Participating Investors:

         By executing this letter, each of Perseus Capital, L.L.C., DQE Enterprises, Inc. and Micro-Generation Technology Fund, L.L.P. (collectively, the "Purchasers") confirm and agree that the issuance of the shares of Class F Preferred Stock of Beacon Power Corporation (the "Company") and Warrants to acquire shares of the Company's Common Stock (together, the "Purchased Securities"), pursuant to the Securities Purchase Agreement of even date herewith, will not cause an adjustment of the outstanding shares of the Company's Class D Preferred Stock (or warrants to purchase such shares) as a result of the per share price applicable to the Class F Preferred Stock, and that the "Put Rights" granted by SatCon Technology Corp. to the Purchasers pursuant to Section 1.4 of the Securities Purchase Agreement, dated October 23, 1998, by and among the Company, the Purchasers, SatCon and certain other stockholders of the Company, do not apply to the Purchased Securities. This letter shall in no way affect any put rights of the Purchasers with respect to any securities issued prior to the date hereof.

                                       Sincerely,


                                                /s/ William E. Stanton
                                       ----------------------------------------
                                       By: William E. Stanton
                                       Name: President


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Perseus Capital, L.L.C.,
DQE Enterprises, Inc.
Micro-Generation Technology Fund, L.L.C.
May 23, 2000
Page 2



Agreed and confirmed:

PERSEUS CAPITAL, L.L.C.

By: /s/ Philip J. Deutch
   ----------------------------------------
Name:  Philip J. Deutch
     --------------------------------------
Title: Managing Director
      -------------------------------------


DQE ENTERPRISES, INC.

By: /s/ Eric R. Stoltz
   ----------------------------------------
Name:  Eric R. Stoltz
     --------------------------------------
Title: Vice President and Treasurer
      -------------------------------------


MICRO-GENERATION
TECHNOLOGY FUND, L.L.C.

BY ARETE CORPORATION,
ITS MANAGER

By: /s/ Robert W. Shaw, Jr.
   -----------------------------------------
     Robert W. Shaw, Jr., President